Exhibit 99.1

 Clinical-Stage Cell Therapy Programs Addressing Significant Unmet Medical Needs in Neurology and Oncology   Asterias Biotherapeutics NYSE: ASTAugust 2016   14219863Text  04698Text  230237246Text

 Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for Asterias, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the businesses of Asterias, particularly those mentioned in the cautionary statements found in Asterias’ Registration Statement on Form S-3 and Prospectus, as well as its other periodic reports, filed with the Securities and Exchange Commission. Asterias disclaims any intent or obligation to update these forward-looking statements.Asterias has filed with the Securities and Exchange Commission ("SEC") a registration statement (including a prospectus) and has filed or will file with the SEC a prospectus supplement to the prospectus for the offering to which this presentation relates. Before you invest, you should read the prospectus supplement and the accompanying prospectus in that registration statement and the documents incorporated by reference or filed as exhibits to the registration statement for more complete information about Asterias and this offering. You may get these documents and other documents for free by visiting EDGAR on the SEC web site www.sec.gov.  Forward-Looking Statements

 Strong Leadership Team with Proven Track Record  Name  Experience  Steve CarttPresident and CEO  Former COO of Questcor PharmaceuticalsLed Questcor’s 2007-2014 commercial strategy, turnaround and multiple expansionsGrew company revenue from $10 million to $1 billionOver 30 years of experience in pharma and biotech; at Questcor, Elan, ALZA Pharmaceuticals and ALZA Cor  Don BaileyChairman of the Board  Former CEO of Questcor Pharmaceuticals, led Questcor’s corporate turnaround  Russell SkibstedCFO  Also serves as CFO of BioTime, Inc.Over 14 years experience as CFO of life science companies; prior executive positions at Proove, Aeolus, Spectrum, and Hana  Jane Lebkowski, Ph.D.CSO  Former CSO of GeronOver 30 years experience in R&D of cell and gene therapies at Geron, Applied Immune Sciences, and Rhône Poulenc Rorer  Katy Spink, Ph.D.COO  Former SVP, Cell Therapy Program Operations at GeronPrior to Geron, Dr. Spink was a management consultant at McKinsey  Ed Wirth, M.D., Ph.D.CMO  Former CSO of InVivo Therapeutics25 years experience translational research at the University of Chicago, Geron and InVivo  Ryan ChavezEVP Finance & GC  Former General Counsel for Mallinckrodt ARD divisionAssociate General Counsel at Questcor; financial positions at GE  During Mr. Cartt’s and Mr. Bailey’s seven year tenure, Questor’s stock price went from $0.35/share in August 2007 to the acquisition price of $93.58/share in 2014During this period, Questcor’s valuation increased over 200x, from $25 million to the company’s acquisition by Mallinckrodt for $5.8 billion  14219863Text  04698Text  230237246Text

 Key Highlights    AST-OPC1 (Pluripotent stem cell platform)Ongoing Phase 1/2a trial in spinal cord injury (SCI)Positive safety profile to-date in two safety cohorts (thoracic SCI trial and cervical SCI trial) Early signs of possible efficacy - one motor level improvement in all three patients in very low dose 2m cell safety cohortFirst efficacy cohort of 10m cells dosed; 1st readout January 2017, additional readouts 2017-2018AST-VAC1 (Cancer Immunotherapy platform – autologous)12-month process development effort underway (key critical path item for program progression)Positive data from completed Phase 2 studyCompleted positive end-of-Phase 2 FDA meetingAST-VAC2 (Cancer immunotherapy platform – allogeneic)Currently finalizing protocol with CRUK; Planned MHRA submission Q4 2016; trial starting Q1 2017 Planning Phase 1/2a trial in non-small cell lung cancer (NSCLC)Fully sponsored by Cancer Research UK (CRUK)  14219863Text  04698Text  230237246Text

 PROGRAM  PRECLIN  PHASE 1  PHASE 2  PHASE 3  STATUS  AST-OPC1*Spinal Cord Injury (subacute)           Ph 1/2a ongoing  AST-VAC1**Leukemia (AML) Autologous          Process development & enhancement in progress  AST-VAC2**Lung Cancer Allogeneic          Planning Ph 1/2a start Q1 2017  * Potential for application in advanced MS, stroke** Potential in multiple cancer types/stages as well as combination therapy            Phase 1/2a dose escalation in progress; AIS-A Cohort 1 & 2 dosed  Positive end-of-phase 2 meeting w/FDA  Phase 1/2a preparation  Development Pipeline  14219863Text  04698Text  230237246Text

 Pluripotent Stem Cells Scalable source from well-established stem cell lines to produce desired cell types resulting in “off the shelf” therapeutics to restore functional tissueAST-OPC1: Neural cell type (oligodendrocyte progenitor cells, OPCs); multiple MOAs to restore lost function in neurodegenerative diseasesDoes not utilize any fetal tissue or adult cellsCancer Immunotherapy - AutologousPatient-specific treatment to stimulate patients’ immune system to attack cells which express telomerase, a protein that is expressed in over 95% of cancersAST-VAC1: Patient-specific (autologous) based on a patient’s own cells Cancer Immunotherapy - AllogeneicStem cell derived treatment designed to stimulate patients’ immune system to attack cells which express telomeraseAST-VAC2: Non-patient specific (allogeneic) based on pluripotent stem cells  Clinical-Stage Regenerative Platform Technologies  14219863Text  04698Text  230237246Text

 Pluripotent stem cell platformSignificant grant funding from California Institute of Regenerative Medicine (CIRM)Phase 1/2a clinical trial in spinal cord injury in progress   AST-OPC1   14219863Text  04698Text  230237246Text

 Spinal Cord Injury: High Unmet Medical Need, Substantial Commercial Opportunity  Spinal cord injury (SCI) affects 17,000 patients per year in U.S.(1)Primarily affects young/healthy males in their 20s and 30s at time of injuryCan be devastating to quality of life and ability to engage in activities of daily livingNo currently approved therapiesLifetime direct healthcare costs for a 25 year old patient can reach $5 million(1)63% of cervical injury patients are unemployed even 8 years post-injurySignificant commercial opportunity in helping restore some motor function, increasing independence and lessening daily care burden(2)AST-OPC1 may be potentially applied to other neurodegenerative disorders (e.g. MS, stroke)  14219863Text  04698Text  230237246Text  (1) National Spinal Cord Injury Statistical Center, Facts and Figures 2016(2) Internal estimates

AST-OPC1: >4,000 patients addressable with target initial SCI label, plus 5,000 additional patients through SCI label expansion

17,000 new SCI cases in the US annually[(1)]



Spinal cord segments
Cervical nerves
Head and neck
Diaphragm
Deltoids, biceps
Wrist extenders
Triceps
Hand
Thoracic nerves
Chest muscles
Abdominal muscles
Lumbar nerves
Leg muscles
Sacral nerves
Bowel, bladder
Sexual function
C1
C2
C3
C4
C5
C6
C7
C8
T1
T2
T3
T4
T5
T6
T7
T8
T9
T10
T11
T12
L1
L2
L3
L4
L5
S1
S2
S3
S4
S5

Target patient estimates[(2)]	Potential market
>4,000 under first label C4-C7 ASIA A/B/C	>$1B
5,000 additional patients in remaining cervical and thoracic injuries	>$1B
	>$2B

(1) 2016 NSCIC SCI Facts and Figures at a Glance

(2) Estimates by indication calculated based on 2014 NSCIC survey data, adjusted to exclude penetrating and secondary medical injuries

ASTERIAS BIOTHERAPEUTICS

9

AST-OPC1 is a cellular therapy utilizing oligodendrocyte progenitor cells (OPCs) AST-OPC1 is made from a well-established , pluripotent embryonic stem cell line originally created in the 1990s; can serve entire OPC1 product lifecycleImportantly, no fetal tissue or adult cells are usedOPCs, which function to support and myelinate neurons, can be damaged and lost in cases of SCIReplacement of lost OPCs results in:Remyelination of axonsPrevention of cavitationSecretion of neurotrophic factorsImproved motor function  AST-OPC1 Addresses the Complex Pathology of SCI   14219863Text  04698Text  230237246Text

 AST-OPC1 Supported by Extensive Pre-Clinical Evaluation  14219863Text  04698Text  230237246Text    Activity  Induces persistent myelinationSecretes neurotrophic factorsInduces vascularizationReduces parenchymal cavitation    Biodistribution  Migrates up 5cm in spinal cordNo distribution outside central nervous system    Dosing / Delivery  Active doses established     Toxicity  Does not increase mortalityDoes not induce allodyniaDoes not induce systemic toxicity    Tumorigenicity  Does not produce teratomas    Immune Rejection  Not highly susceptible to direct immune responses  AST-OPC1 has been evaluated in 28 animal studies (3000+ rodents and pigs)    Efficacy  Improves motor function in models of thoracic and cervical SCI

 AST-OPC1 Trial in Cervical SCI: FDA Recently Cleared for Expansion  14219863Text  04698Text  230237246Text    2016        2017        Q1  Q2  Q3  Q4  Q1  Q2  Q3  Q4                                                                                                  6m Efficacy  DMC  Cohort 2 – 10M5 subjects  AIS-ACohorts  AIS-BCohorts  Cohort 3 – 20M5 subjects    C2 -6m efficacy    C2 - 12m efficacy  10M5-8 subjects  20M5-8 subjects        Obtain FDAClearance  Obtain IRBApprovals    C3 - 6m efficacy      + up to 3subjects  + up to 3subjects    Original design    Expansion  12m Efficacy        Main Objectives:Enable collection of larger dataset to increase confidence in efficacy readoutsEnable collection of efficacy data in incomplete patients (where OPC1 may have higher POS)  

 AST-OPC1 Expansion & Acceleration Highlights    Addition of two cohorts of AIS-B patients (5-8 subjects each at 10M & 20M cells)On average they have more spared tissue than AIS-A patients, which may lead to greater OPC1-mediated tissue repair and neurological recoveryExpansion to up to 8 AIS-A patients at both the 10M & 20M cell dosesIncrease in the total number of patients from 13 to up to 35 subjectsAdditional changes to the eligibility criteria that will accelerate enrollmentReduction of stagger between cohort enrollmentOverlap of AIS-A and AIS-B enrollment allowedEnrollment of expansion phase projected to complete in Q3 2017 – will provide larger data set that will increase the confidence in the efficacy signal and accelerate a go/no-go decision on advanced clinical development targeting registration  14219863Text  04698Text  230237246Text

 Initial Phase 1 in Thoracic SCI: Well Tolerated, Signs of Clinical Activity on MRI  A Phase 1 Trial was conducted in five patients with neurologically complete, thoracic SCITrial was not expected to demonstrate efficacy – low dose of 2 million AST-OPC1 cells was administered (5-10x below predicted efficacious range)Delivery of AST-OPC1 was successful in all five patients – no SAEs associated with the administration of the cells, with AST-OPC1 itself, or the immunosuppressive regimenNo evidence of immune rejection of AST-OPC1 has been observed to dateMRI results show reduced spinal cord cavitation consistent with long-term cell engraftment in 4 of 5 subjects at 4-5 years post-transplant    14219863Text  04698Text  230237246Text  AST-OPC1 Injection Procedure

 Phase 1 of the Ongoing Phase 1/2a Study in Cervical SCI: Well Tolerated, Measurable Signs of Clinical Activity  Phase 1 very low dose (2 million cells), safety-only portion of the ongoing trial was conducted in three patients with neurologically complete, cervical SCINo safety issues observed, confirming favorable safety profile seen in earlier thoracic SCI studyAll three patients have experienced a one motor level improvement in upper extremity motor function compared to baseline – an encouraging early signal particularly given the very low dose administered    14219863Text  04698Text  230237246Text  AST-OPC1 Injection Procedure

 AST-OPC1 Therapy is Designed to Increase Patient Motor Function and Improve Ability to Self-Care    Capability            C1-C3  C4  C5  C6  C7-C8  Bowel            Bladder            Bed Mobility            Transfers            Pressure Relief            Eating            Dressing            Grooming            Bathing            Wheelchair            Car Transport            Daily Home Care  24 hr Attendant  18-24 hr Attendant  6-12 hr Assistance  4 hr Housework  1 hr Housework  Total Assist  Partial Assist  Independent    Steeves et al., Top Spinal Cord Inj Rehabil 2012; 18(1): 1-14   14219863Text  04698Text  230237246Text  Trial success defined as ≥40-45% of treated patients regaining two or more motor levels of function; spontaneous recovery rate is 20-25% This degree of progress would translate into clinically significant improvements in ability to self-care, as well as significant reductions in cost of care

 Milestone  Est. Date  6 month data from AIS-A Cohort 2 (10M cells)  January 2017  12 month data from AIS-A Cohort 2 (10M cells)  July 2017  6 month data from AIS-B Cohort 1 (10M cells)  Q3 2017  6 month data from AIS-A Cohort 3 (20M cells)  Q4 2017  12 month data from AIS-B Cohort 1 (10M cells)  Q1 2018  6 month data from AIS-B Cohort 2 (20M cells)  Q1 2018  12 month data from AIS-A Cohort 3 (20M cells)  Q2 2018  12 month data from AIS-B Cohort 2 (20M cells)  Q3 2018  Final top-line efficacy data, all cohorts  Q3 2018  Projected AST-OPC1 Data Milestones  14219863Text  04698Text  230237246Text

 Patient-specific (autologous)Acute Myelogenous Leukemia (AML)Process development/enhancement in progress   AST-VAC1   14219863Text  04698Text  230237246Text

 ~19,000 new AML cases diagnosed and ~10,500 deaths from AML in U.S. annually(1)AML incidence increases markedly after 60, and older patients do not tolerate AML therapies wellAverage age of an AML patient is 67Patients over 60 often have trouble tolerating intensive treatmentMany are poor candidates/not eligible for hematopoietic cell transplantation (HCT)AST-VAC1 is being developed as a treatment for maintenance of remission in patients >60 years and in high-risk patients, not eligible for transplantsAST-VAC1: has demonstrated a favorable safety profile in Phase 1 and Phase 2 trials conducted to-date AST-VAC1 may also be an attractive alternative to HCT in younger/lower risk patients, and could have utility in myelodysplastic syndromes (MDS)  AST-VAC1 Targets AML Need in Older and High-Risk Patients  2014 estimate  14219863Text  04698Text  230237246Text

 AST-VAC1: Activating a Patient’s Immune System         Dendritic Cells: Potent Antigen Presenting Cells  AST-VAC1 is an autologous cell-based immunotherapy that enables a patient’s own dendritic cells (DCs) to stimulate an immune response to telomerase, a universal cancer antigenIsolated monocytes are stimulated to differentiate into dendritic cells and are transfected with mRNA encoding hTERT and the lysosomal targeting signal LAMP(4,5)Once the ‘telomerase presenting’ DCs are created they are cultured and cryopreserved – one production run should be sufficient to provide all required doses for a patientPost-induction minimal disease setting provides ideal environment for DC immunotherapy approach  Telomerase: “Universal” Tumor Antigen(Present in >95% of all cancers)  14219863Text  04698Text  230237246Text

 VAC Technology is Designed to Overcome Limitations of First-Generation Dendritic Cell Therapies  Six distinct design characteristics differentiate Asterias’ VAC products from first-generation DC therapies  LAMP sequenceEnhance immune response to telomerase  Cryopreserved productSimplify supply chain  Mature DCsMaximize T-cell stimulation  ManufacturingScalable for multiple doses  mRNA loadingBroaden antigen presentation  Intradermal deliveryAccess lymph nodes  14219863Text  04698Text  230237246Text

 AST-VAC1 Has Potential to Safely Maintain AML Remission  AML Two-Step Treatment Paradigm: Induction and Maintenance of Remission  Step 1: InductionChemotherapy to get patients into complete remissionMost new AML therapies in development are targeting Induction of Remission  Step 2: Consolidation/MaintenanceChemotherapy and/or HCT to try to maintain remission long termCurrent treatments poorly tolerated by patients >60 years old   AST-VAC1 is one of few new therapies targeting Maintenance of RemissionPotential alternative to consolidation chemotherapyLikely better safety and tolerability than chemotherapy or HCT      14219863Text  04698Text  230237246Text

   57%  10-20%  >60 years oldN = 7  20-40%  58%  All patientsN = 19  Relapse Free Survival at 52 Months(% of patients)      Historical(2)  AST-VAC1(1)  VAC1 Phase 2 results, presented at ASCO, May 2015; manuscript submittedMayer NEJM 1994; Rollig, J Clin Onc 2011ITP is commonly observed in AML patients and may not be linked to treatment with AST-VAC1 or any other therapies.  Proof of Concept in Phase 2 TrialExtended relapse-free survival in AML patients, even those with high-risk AML  Phase 2 Trial HighlightsMulticenter, open-label trialAll patients had already achieved complete remission (CR) Treated 19 patients with AML in complete remission (CR)Included only intermediate and high risk patients, evaluated by cytogeneticsN=7 in very high risk >60 year age group1 SAE occurred (ITP), possibly related to treatment(3)  14219863Text  04698Text  230237246Text

 Optimizing Path Forward for AST-VAC1 Development   Critical path item is development/enhancement of the AST-VAC1 production process; effort underway, projected completion mid-2017Key objectives: reduce cycle time, COGSPositive “end-of Phase 2” meeting with FDA; FDA would support proceeding directly to Phase 3 (w/SPA)FDA would support relapse-free survival as surrogate endpoint for accelerated approval; overall survival data would be required for full approvalCurrently evaluating optimal clinical/regulatory path forward; confirmatory Phase 2b or directly to Phase 3Single Phase 3 placebo-controlled trial, if successful, could potentially support an accelerated regulatory pathway and BLA filingFirst conducting a confirmatory Phase 2b would better inform trial design, eliminate risk, potentially allow for non-dilutive funding and strengthen position for partnering  14219863Text  04698Text  230237246Text

 Non-patient specific (allogeneic), “ready-for-use”Non-small cell lung cancer (NSCLC)Development partnership with Cancer Research UKPlanning Phase 1/2a clinical trial to start Q1 2017   AST-VAC2   14219863Text  04698Text  230237246Text

 AST-VAC2 Targets an Unmet Need in NSCLC, a Very Large Population of Cancer Patients with High Mortality Rate  Not Staged3%  Lung cancer is the most common type of cancer(1)Estimated 1.8M new cases and 1.6M lung cancer deaths worldwide in 2012~220,000 new cases and ~160,000 deaths annually in the U.S.80% of cases are non-small cell lung cancer (NSCLC)NSCLC has the highest death rate of any cancer(2)Overall 5-year survival rate for NSCLC is only 18%AST-VAC2 may also have applicability in other cancers (e.g. bladder, renal cell, melanoma), since telomerase expression is present in many cancer typesAST-VAC2 also has potential for use in combination with immune checkpoint inhibitors  American Lung AssociationNCI SEER Cancer Statistics Review  14219863Text  04698Text  230237246Text

 AST-VAC2 is Allogeneic, ‘Ready for Use,’ Non-Patient Specific   AST-VAC2 cells are mature allogeneic dendritic cells that have been transfected with hTERT and LAMP(4,5), similarly to AST-VAC1Not patient-specific: no need to produce individualized vaccines for each patientAST-VAC2 is ready to use on demand, shortening the time to administrationAST-VAC2 dendritic cells (DCs) are manufactured from Asterias embryonic stem cellsFunctionality comparable to monocyte-derived DCsProcess has been transferred to CRUK in support of Phase 1/2a studyProduct to be supplied from a single master cell bank, allowing scalability/consistencyThousands of patient treatments can be manufactured in a single batch  14219863Text  04698Text  230237246Text  Centralized Production Facility  Point of Care  Distributed Frozen Inventory

 Anticipate MHRA clearance for Phase 1/2a NSCLC trial by end 2016/early 2017Clinical trial enrollment projected to begin Q1 2017Partnership with Cancer Research UK (CRUK) funds full cost of GMP manufacturing, regulatory filing, and Phase 1/2a trialCRUK partnership saves Asterias an estimated ~$30MFollowing a successful Phase 1/2a trial, Asterias can continue development in exchange for modest milestones and royalties to CRUK  Phase 1/2a Trial to be Funded Through CRUK Partnership  14219863Text  04698Text  230237246Text

 Key Highlights    AST-OPC1Ongoing Phase 1/2a trial in spinal cord injury (SCI)Positive safety profile to-date in two safety cohorts (thoracic SCI trial and cervical SCI trial) Early signs of possible efficacy - one motor level improvement in all three patients in very low dose 2m cell safety cohortFirst efficacy cohort of 10m cells dosed; 1st readout January 2017, additional readouts 2017-2018AST-VAC112-month process development effort underway (key critical path item for program progression)Completed positive end-of-Phase 2 FDA meeting in February 2016Potential for accelerated development pathway and BLA filingAST-VAC2Currently finalizing protocol with CRUK; Planned MHRA submission Q4 2016; trial starting Q1 2017 Planning Phase 1/2a trial in non-small cell lung cancer (NSCLC)Fully sponsored by Cancer Research UK (CRUK)  14219863Text  04698Text  230237246Text

    APPENDIX   14219863Text  04698Text  230237246Text

 Asterias: a publicly traded, independently operated company that is presently <48% owned by Biotime (BTX)  September 2012 – BioTime (BTX) creates Asterias to acquire assets in the field of regenerative medicineOctober 2013 – Asterias acquires cell therapy assets from Geron, including INDs for the clinical stage AST-OPC1 and AST-VAC1 programsOctober 2014 – Asterias lists its common stock on the NYSE MKTFebruary 2016 – Asterias appoints Steve Cartt as CEO and Don Bailey as Chairman of the Board of DirectorsMay 2016 – completed capital raise which netted $18.5 million and reduced BTX ownership stake to less than 48%  Corporate History  14219863Text  04698Text  230237246Text

 AST-OPC1 Accomplishes Three Major Physiologically Relevant Functional Activities  14219863Text  04698Text  230237246Text      shiverer mouse  shi mouse + AST-OPC1    Wraps host neurons and forms compact myelin sheaths      AST-OPC1 CM  Control Media  TubIII  Produces neurotrophic factors and stimulates neurite outgrowth  1  2  Stimulates neovascularization  3      Host Endothelial Cells  AST-OPC1  Rat spinal cord 9 months post transplantation  Neurotrophic factors could potentially facilitate early neurological recovery, whereas all three functions could theoretically lead to further improvement by 12 months.

 AST-OPC1: Demonstrated Activity in Preclinical SCI Model      hNucEC  1 mm  100 µm    AST-OPC1 in SCI lesion, significantly reduced cavity formation  Robust AST-OPC1 survival (brown)  Myelinated fibers (blue)  9 Months Vehicle      hNucEC  1 mm  100 µm  Cavity forms in untreated SCI lesion  Myelinated axons do not extend across cavity  Rat thoracic spinal cord injury modelBrown: Antibody to human nuclear antigen labels AST-OPC1 Blue: Eriochrome Cyanine stains myelin  14219863Text  04698Text  230237246Text  AST-OPC1 reduced SCI cavity formation, induced myelination and improved motor function in a rat SCI modelSignificantly improved motor function in both thoracic and cervical SCI models  9 Months Post-Transplant with AST-OPC1

 AST-OPC1: Spinal Cord Anatomy and Levels of Injury  14219863Text  04698Text  230237246Text  Spinal cord injuries typically result in complete or partial loss of movement and sensation below the level of the injuryPatients with cervical injuries typically lose function in all four limbs (quadraplegia/tetraplegia)Patients with thoracic injuries typically lose leg function but retain hand and arm function (paraplegia)Nearly all clinical trials start in thoracic injury patients for safety reasonsCervical injury patients are the target population for AST-OPC1 due to:Smaller amount of regeneration required for functional improvementOpportunity for very significant clinical and pharmacoeconomic impact through partial restoration of hand and arm functionWell defined clinical endpoints available

 Rollig J Clin Onc 2011 Decision Resources  Relapse-Free Survival (RFS) in AML Patients >60 years of Age Treated with Standard of Care(1)     Only 10-20% RFS at 4 years  AST-VAC1: Significant Unmet Need to Extend Remission in AML  “The incidence of AML continues to increase with the aging population. The survival curves...haven’t changed since I was a fellow; it’s pretty depressing. There is a huge and growing unmet need there that needs to be dealt with.”- Hematological oncologist, U.S.(2)  “The important problem is the older patient population...They represent the most important unmet medical need in AML.”- Hematological oncologist, Europe(2)  14219863Text  04698Text  230237246Text  VAC1TargetPopulation    Little change in treatment course for AML over past 20-30 years

 AST-VAC1: Safety Demonstrated in Phase 1 and Phase 2 Trials  AST-VAC1 demonstrated favorable safety profile in two clinical trialsOnly 1 out of 41 patients exhibited a possibly related SAE    Patients Receiving VAC1  Safety Results  Phase 1 TrialSu Z, Journal of Immunology 2005  20 patients with metastatic prostate cancer  No major treatment related toxicitiesNo autoimmune pathology  Phase 2 TrialKhoury HJ, ASCO presentation 2015  21 patients with AML  1 SAE occurred (ITP), possibly related to treatment(1)  14219863Text  04698Text  230237246Text  Immune Thrombocytopaenic Purpura (ITP) is commonly observed in AML patients and may not be linked to treatment with AST-VAC1 or any other therapies.